UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2022

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of January 5, 2022, Liberty Star Uranium & Metals Corp. (the “Company”) entered into Debt Conversion Agreements with Brett Gross, President & CEO, and Peter O’Heeron, Chairman of the Board, pursuant to which each of them agreed to convert their outstanding shareholder advances and loans to the Company into Company securities consisting of shares of common stock and warrants. Mr. Gross converted shareholder advances and loans to the Company totaling $375,357 and Mr. O’Heeron converted shareholder advances and loans totaling $250,830. Upon conversion, the Company debts represented by such shareholder advances and loans were deemed to be satisfied and paid in full. Copies of the Debt Conversion Agreements are attached hereto as Exhibits 3.31 and 3.32.

The debt conversions described above were completed pursuant to, and in accordance with the terms of Company’s current private placement offering. Accordingly, the Company issued units consisting of one share of common stock and ½ warrant to complete the conversion. The shares were issued at a price of $0.269 per share, which is the VWAP for the 4 days immediately preceding the effective date of the conversion. The warrants are exercisable for up to three years at a price of $0.377 per share, which is 140% higher than the price at which the shares were issued. A total of 1,395,379 shares and 697,690 warrants were issued to Mr. Gross and a total of 932,454 shares and 466,227 warrants issued to Mr. O’Heeron. The shares and warrants issued to Mr. Gross and Mr. O’Heeron are restricted securities as defined in Rule 144.

The Company’s board of directors approved the execution of the Debt Conversion Agreements and the issuance of shares of common stock to Mr. Gross and Mr. O’Heeron, with Mr. Gross and Mr. O’Heeron abstaining from participation.

The foregoing descriptions regarding the debt conversion, and declarations by Mr. Gross & Mr. O’Heeron are filed as Exhibits 3.31 and 3.32 respectively to this Current Report on Form 8-K, and of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.31	Debt Conversion Brett Gross dated as of January 5, 2022

3.32	Debt Conversion Peter O’Heeron dated as of January 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: January 11, 2022	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO